                                                                   EXHIBIT 99(b)
                          NOTICE OF GUARANTEED DELIVERY

                                    TRW INC.

                              OFFER TO EXCHANGE ITS
                         6.45% EXCHANGE NOTES DUE 2001,
                         6 1/2% EXCHANGE NOTES DUE 2002,
                         6 5/8% EXCHANGE NOTES DUE 2004,
                       7 1/8% EXCHANGE NOTES DUE 2009 AND
                       7 3/4% EXCHANGE DEBENTURES DUE 2029
               WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT

                       FOR ANY AND ALL OF ITS OUTSTANDING
                              6.45% NOTES DUE 2001,
                             6 1/2% NOTES DUE 2002,
                             6 5/8% NOTES DUE 2004,
                            7 1/8% NOTES DUE 2009 AND
                           7 3/4% DEBENTURES DUE 2029
             THAT WERE ISSUED AND SOLD IN A TRANSACTION EXEMPT FROM
            REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED


               Pursuant to the Prospectus dated November 16, 1999


         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the above-referenced exchange offer if

         (1) certificates for the Company's 6.45% Notes due 2001, 6 1/2% Notes Due 2002, 6 5/8% Notes Due 2004, 7 1/8% Notes Due 2009 and 7 3/4% Debentures Due 2029 (the "Outstanding Debt") are not immediately available,

         (2) Outstanding Debt, the Letter of Transmittal and all other required documents cannot be delivered to The Chase Manhattan Bank (the "Exchange Agent") on or prior to the Expiration Date, or

         (3) the procedures for delivery by book-entry transfer cannot be completed on a timely basis.

         This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Debt pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Debt (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                            THE CHASE MANHATTAN BANK


     By Registered or Certified Mail:                Facsimile Transmissions:              By Hand or Overnight Delivery:

         The Chase Manhattan Bank                (For Eligible Institutions Only)              The Chase Manhattan Bank
              55 Water Street                             (212) 638-7375                           55 Water Street
         Room 234, North Building                                                              Room 234, North Building
         New York, New York 10041                     Confirm by Telephone:                    New York, New York 10041
         Attention: Carlos Esteves                Carlos Esteves (212) 638-0828               Attention: Carlos Esteves

         THE DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF THE LETTER OF TRANSMITTAL INSTRUCTIONS REQUIRE A SIGNATURE TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION," SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:


         The undersigned hereby tenders to TRW Inc., an Ohio corporation ("TRW"), upon the terms and subject to the conditions set forth in the Prospectus dated November 16, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Debt set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Debt."


                               Name(s) of Registered Holder(s): _______________

                               ________________________________________________

Aggregate Principal Amount
--------------------------
6.45% Notes due 2001:               $_______________
6 1/8% Notes Due 2002:              $_______________
6 5/8% Notes Due 2004:              $_______________
7 1/8% Notes Due 2009:              $_______________
7 3/4% Debentures Due 2029:         $_______________

Certificate No(s)
(if available): __________________


               If Outstanding Debt will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ____________________

Date: __________________________________

________________________________________
Must be in integral multiples of $1,000.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X___________________________________      _________________________________

X___________________________________      _________________________________
    SIGNATURE(S) OF OWNER(S) OR                           DATE
       AUTHORIZED SIGNATORY

Area Code and Telephone Number: _______________________________

         Must be signed by the holder(s) of the Outstanding Debt as their name(s) appear(s) on certificates for Outstanding Debt or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by TRW, provide proper evidence satisfactory to TRW of such person's authority to so act.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):  ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
Capacity: ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
Address(es):____________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________
          ______________________________________________________________________

                              GUARANTEE OF DELIVERY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor instruction," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association, hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Debt tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Debt to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Debt tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

         ______________________________        ________________________________
         NAME OF FIRM                          AUTHORIZED SIGNATURE

         ______________________________        ________________________________
         ADDRESS                               TITLE

         ______________________________        ________________________________
         ZIP CODE                              NAME (PLEASE TYPE OR PRINT)

         ______________________________        ________________________________
         AREA CODE AND TELEPHONE NUMBER        DATE


NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING DEBT WITH THIS FORM. CERTIFICATES FOR OUTSTANDING DEBT SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.